SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 2, 2000

                                Ogden Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                        1-3122                  13-5549268
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 (State or Other Jurisdiction         (Commission File         (IRS Employer
       of Incorporation)                   Number)          Identification No.)


Two Pennsylvania Plaza, New York, New York                           10121
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  (Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 868-6000

Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events.

     On October 2, 2000, Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:    Not applicable.

(b)  Pro forma financial information:    Not applicable.

(c) Exhibit: Press Release of Ogden Corporation, dated October 2, 2000, reporting that it had reached an agreement, subject to definitive documentation, with its principal credit providers on a credit facility extension to November 30, 2000.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 2, 2000

                                            OGDEN CORPORATION


                                            By: /s/ Scott G. Mackin
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                                            Name:  Scott G. Mackin
                                            Title: President and Chief
                                                   Executive Officer